===============================================================================


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                          --------------------------


                                   FORM 8-K/A


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                                 June 8, 1995

                                WorldCorp, Inc.
              (Exact name of registrant as specified in charter)


        DELAWARE                  1-5351              94-3040585
(State or Other Jurisdiction   (Commission          (IRS Employer
     of Incorporation)         File Number)    Identification Number)

             13873 Park Center Road, Suite 490, Herndon, VA 22071
                   (Address of Principal Executive Offices)

              Registrant's telephone number, including area code:
                                (703) 834-9200


===============================================================================

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (b)    Pro Forma Financial Information


                                WORLDCORP, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                     ASSETS
                                 (IN THOUSANDS)
                                  (Unaudited)

                                                                                                           Pro Forma
                                                                  March 31,          Pro Forma             March 31,
                                                                     1995            Adjustments             1995
                                                                  -----------        -----------           -----------
CURRENT ASSETS
  Cash and cash equivalents, including $1,424
    restricted cash at March 31, 1995                             $   7,922          $   60,239  /(a)/     $   68,161

  Restricted short-term investments                                     662                                       662

  Trade accounts receivable, less allowance
  for doubtful accounts of $83 at March 31, 1995                      3,050                                     3,050

  Other receivables                                                   3,251                                     3,251

  Prepaid expenses and other current assets                           7,790                                     7,790

  Assets held for sale                                                2,500                                     2,500
                                                                   --------                                 ---------
                                                                                        -------
    Total current assets                                             25,175              60,239                85,414
                                                                   --------             -------             ---------

ASSETS HELD FOR SALE                                                 11,290                                    11,290

EQUIPMENT AND PROPERTY
  Flight and other equipment                                         31,333                                    31,333
  Equipment under capital leases                                     12,108                                    12,108
                                                                   --------                                   -------
                                                                     43,441                                    43,441
  Less accumulated depreciation and amortization                     13,526                                    13,526
                                                                   --------                                   -------

   Net equipment and property                                        29,915                                    29,915
                                                                   --------                                   -------

LONG-TERM OPERATING DEPOSITS                                         14,733                                    14,733

OTHER ASSETS AND DEFERRED CHARGES                                     8,940                                     8,940

INTANGIBLE ASSETS                                                    10,458              (1,931) /(b)/          8,527
                                                                   --------             -------               -------

   TOTAL ASSETS                                                  $  100,511           $  58,308            $  158,819
                                                                   ========             =======              ========

                                                                                                          (Continued)

* See Note to Pro Forma Condensed Consolidated Financial Statements

                                WORLDCORP, INC.
               PRO FORMA CONDENDSED CONSOLIDATED  BALANCE  SHEET
                                  (CONTINUED)
                  LIABILITIES AND COMMON STOCKHOLDERS' DEFICIT
                        (IN THOUSANDS EXCEPT SHARE DATA)
                                  (Unaudited)

                                                                                                         Pro Forma
                                                             March 31,             Pro Forma             March 31,
                                                                1995               Adjustments             1995
                                                             -----------           -----------          ----------
CURRENT LIABILITIES
  Notes payable                                              $   17,210                                 $   17,210
  Current maturities of long-term obligations                    10,375                                     10,375
  Deferred aircraft rent                                            925                                        925
  Accounts payable                                                9,720                                      9,720
  Unearned revenue                                               16,649                                     16,649
  Accrued maintenance in excess of reserves paid                  5,284                                      5,284
  Accrued salaries and wages                                      7,991                                      7,991
  Accrued interest                                                2,571                                      2,571
  Accrued taxes                                                   1,830                                      1,830
                                                              ---------             ----------            --------
    Total current liabilities                                    72,555                                     72,555
                                                              ---------             ----------            --------

LONG-TERM OBLIGATIONS, NET
  Subordinated convertible debt                                  65,000                                     65,000
  Subordinated notes, net                                        24,947                                     24,947
  Deferred aircraft rent, net of current portion                  1,437                                      1,437
  Equipment financing and other long-term obligations            16,347                                     16,347
                                                              ---------                                   --------
    Total long-term obligations, net                            107,731                                    107,731
                                                              ---------                                   --------

OTHER LIABILITIES
  Deferred gain from sale-leaseback transactions, net of
    accumulated amortization of $32,610 at March 31, 1995         8,107                                      8,107
  Accrued postretirement benefits                                 2,437                                      2,437
  Accrued maintenance in excess of reserves paid                  4,672                                      4,672
  Other                                                             422                                        422
                                                              ---------                                   --------
    Total oth                                                    15,638                                     15,638
                                                              ---------                                   --------

      TOTAL LIABILITIES                                         195,924                                    195,924
                                                              ---------             ----------             -------

MINORITY INTEREST                                                    --                 12,516 /(c)(d)(e)/  12,516

STOCKHOLDERS' DEFICIT
  Common stock, $1 par value (60,000,000 shares
    authorized, 15,861,870 shares issued and
    15,799,285 shares outstanding at March 31, 1995)             15,862                                     15,862
  Additional paid-in capital                                     40,127                                     40,127
  Deferred compensation                                         (1,279)                                    (1,279)
  Accumulated deficit                                         (148,260)                 45,792           (102,468)
  ESSOP guaranteed bank loan                                    (1,523)                                    (1,523)
  Treasury stock, at cost                                         (340)                                      (340)
                                                              ---------             ----------           ---------

    TOTAL COMMON STOCKHOLDERS' DEFICIT                         (95,413)                 45,792            (49,621)
                                                              ---------             ----------           ---------
    TOTAL LIABILITIES AND COMMON
     STOCKHOLDERS' DEFICIT                                   $  100,511              $  58,308          $  158,819
                                                              =========             ==========          ==========

* See Note to Pro Forma Condensed Consolidated Financial Statements

                                WORLDCORP, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       (IN THOUSANDS EXCEPT SHARE DATA)
                                  (UNAUDITED)

                                                                                                   Pro Forma
                                                            For the three                        For the three
                                                             months ended                        months ended
                                                              March 31,          Pro Forma         March 31,
                                                                1995            Adjustments          1995
                                                              ---------         -----------       ---------
OPERATING REVENUES
  Contract flight operations                                  $  39,384                           $  39,384
  Flight operations subcontracted to other carriers                 693                                 693
  Other                                                             487                                 487
  Transaction processing-US Order                                   745                                 745
                                                                -------                             -------
     Total operating revenues                                    41,309                              41,309
                                                                -------                             -------

OPERATING EXPENSES
  Flight                                                         12,905                              12,905
  Maintenance                                                     8,013                               8,013
  Aircraft costs                                                 13,522                              13,522
  Fuel                                                            3,086                               3,086
  Flight operations subcontracted to other carriers                 667                                 667
  Depreciation and amortization                                   1,530                               1,530
  Selling and administrative                                      5,400                               5,400
  Transaction processing-US Order                                 1,834                               1,834
                                                                -------                             -------

       Total operating expenses                                  46,957                              46,957
                                                                -------                             -------

OPERATING LOSS                                                   (5,648)                             (5,648)
                                                                -------                             -------

OTHER INCOME (EXPENSE)
  Interest expense                                               (3,171)                             (3,171)
  Interest income                                                   163                                 163
  Other, net                                                        202                                 202
                                                                -------                             -------
     Total other income (expense)                                (2,806)                             (2,806)
                                                                -------                             -------

LOSS BEFORE INCOME TAXES AND
  MINORITY INTEREST                                              (8,454)                             (8,454)

INCOME TAX EXPENSE                                                   --                                  --

MINORITY INTEREST                                                    --               545 /(e)/         545
                                                                -------           -------

NET EARNINGS (LOSS)                                           $  (8,454)        $     545         $  (7,909)
                                                                =======           =======           =======

LOSS PER COMMON AND COMMON
  EQUIVALENT SHARE

  Primary                                                     $   (0.55)        $    0.04         $   (0.51)
                                                                =======           =======           =======
  Fully diluted                                               $       *                           $       *
                                                                =======                             =======

WEIGHTED AVERAGE COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING

  Primary                                                    15,477,596                          15,477,596
                                                             ==========                          ==========
  Fully diluted                                                       *                                   *
                                                             ==========                          ==========

* Fully diluted earnings per share are anti-dilutive

* See Note to Pro Forma Condensed Consolidated Financial Statements

                                WORLDCORP, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       (IN THOUSANDS EXCEPT SHARE DATA)

                                                                                              (Unaudited)
                                                                                               Pro Forma
                                                        For the twelve                       For the twelve
                                                         months ended                         months ended
                                                         December 31,       Pro Forma         December 31,
                                                            1994           Adjustments           1994
                                                          ---------        -----------        ----------
OPERATING REVENUES
  Contract flight operations                              $ 196,218                            $  196,218
  Flight operations subcontracted to other carriers           5,378                                 5,378
  Other                                                       1,412                                 1,412
  Transaction processing - US Order                           1,432                                 1,432
                                                           --------                              --------
     Total operating revenues                               204,440                               204,440
                                                           --------                              --------

OPERATING EXPENSES
  Flight                                                     65,372                                65,372
  Maintenance                                                26,212                                26,212
  Aircraft costs                                             53,860                                53,860
  Fuel                                                       31,628                                31,628
  Flight operations subcontracted to other carriers           5,549                                 5,549
  Depreciation and amortization                               5,212                                 5,212
  Selling and administrative                                 24,635                                24,635
  Transaction processing - US Order                          10,681                                10,681
                                                           --------                              --------
     Total operating expenses                               223,149                               223,149
                                                           --------                              --------

OPERATING LOSS                                              (18,709)                              (18,709)
                                                           --------                              --------

OTHER INCOME (EXPENSE)
  Interest expense                                          (12,154)                              (12,154)
  Interest income                                               863                                   863
  Loss on investments, net                                     (308)                                 (308)
  Gain on sale of US Order banking operations                14,547                                14,547
  Gain on sale of World Airways, Inc. stock                  26,922                                26,922
  Other, net                                                   (665)                                 (665)
                                                           --------            -------           --------
     Total other income (expense)                            29,205                                29,205
                                                           --------            -------           --------

EARNINGS BEFORE INCOME TAXES, MINORITY
  INTEREST, EXTRAORDINARY ITEM AND
  CHANGE IN ACCOUNTING PRINCIPLE                             10,496                                10,496

INCOME TAX EXPENSE                                              159                                   159

MINORITY INTEREST                                            (2,029)            (1,477)/(d)/       (3,506)
                                                           --------            -------           --------

NET EARNINGS                                              $   8,308          $  (1,477)        $    6,831
                                                           ========            =======           ========

EARNINGS PER COMMON AND COMMON
  EQUIVALENT SHARE

  Primary                                                 $    0.54          $    (.10)        $      .44
                                                               ====               ====               ====
  Fully diluted                                           $    0.53          $    (.10)        $      .43
                                                               ====               ====               ====

WEIGHTED AVERAGE COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING

  Primary                                                15,516,063                            15,516,063
                                                         ==========                            ==========
  Fully diluted                                          15,793,046                            15,793,046
                                                         ==========                            ==========

* See Note to Pro Forma Condensed Financial Statements

                                WORLDCORP, INC.



SUMMARY

The pro forma condensed consolidated balance sheet reflects the adjustments necessary to record the sale of 30.2% interest in US Order, Inc. as if the sale had occurred as of January 1, 1994.

The pro forma condensed consolidated income statements reflect the minority interest income which would have been received for the twelve months ended December 31, 1994 and the three months ended March 31, 1995 as if the transaction described in Note 1 had occurred as of January 1, 1994. No pro forma adjustments have been made for possible interest cost savings from the proceeds received at the time of the sale.

DESCRIPTION OF PRO FORMA ADJUSTMENTS

(a)  Record cash received from the sale of an interest in US Order, Inc.
     $18.6 million of this amount is received by WorldCorp, Inc. in exchange for 1,365,000 of its common stock in US Order, Inc., and $41.6 million is received by US Order, Inc. from the sale of 3,062,500 shares of its common stock.

(b)  Reverse a pro rata portion of goodwill related to US Order.

(c)  Establish minority interest portion from sale of US Order, Inc.





(d) Portion of US Order, Inc. 1994 net income which is allocated to the minority interest.

(e) Portion of US Order, Inc. net loss for three months ended March 31, 1995 which is allocated to the minority interest.



          (c)    Exhibits
          23.1   Consent of KPMG Peat Marwick LLP
          99.1   WorldCorp, Inc. Press Release issued June 2, 1995.

* See Note to Pro Forma Condensed Consolidated Financial Statements

       Note to Pro Forma Condensed Consolidated Statement of Operations

Note 1 Sale of US Order Common Stock

          On June 8, 1995, WorldCorp, Inc., (the "Company") closed its equity carve-out of US Order, Inc., ("US Order"). The Company sold in a public offering 1,365,000 shares of common stock ($.001 par value) of US Order at $14.75 per share. US Order sold 3,062,500 shares for its own account. Prior to the US Order offering, the Company's beneficial ownership in US Order was 88%; subsequent to the offering, the Company owns 8,832,844 shares of common stock, with a beneficial ownership of 61% in US Order. As a result of the WorldCorp sale of US Order common stock the Company recognized a gain of approximately $19.7 million. As a result of US Orders sale of common stock, the Company recognized a gain of approximately $27.0 million.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       WorldCorp, Inc.



                                       /s/ Andrew M. Paalborg
                                       ----------------------
                                       Andrew M. Paalborg
                                       Vice President & General Counsel


Date: August 1, 1995